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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 6, 2003
                        (Date of earliest event reported)

                        ---------------------------------

                              JOHNSONDIVERSEY, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                   333-97427                  39-1877511
      (State or other            (Commission File Number)      (IRS Employer
 jurisdiction of incorporation)                              Identification No.)

                                8310 16th Street
                        Sturtevant, Wisconsin 53177-0902
          (Address of principal executive offices, including zip code)

                          (262) 631-4001 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     On August 6, 2003, JohnsonDiversey, Inc. (the "Company") amended its Credit Agreement, dated as of May 3, 2002, among the Company, certain of its subsidiaries, the lenders and issuers party thereto, Citicorp USA, Inc., as administrative agent, Goldman Sachs Credit Partners L.P., as syndication agent, and Bank One NA, ABN Amro Bank N.V., Royal Bank of Scotland plc, New York Branch, and General Electric Capital Corporation, as co-documentation agents for the lenders and issuers. Amendment No. 1 to the Credit Agreement, dated as of August 6, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired:

          Not applicable.

     (b)  Pro Forma Financial Information:

          Not applicable.

     (c) The following exhibit is filed as a part of this current report on Form 8-K:

          Exhibit No.         Description
          -----------         -----------

             99.1 Amendment No. 1 to the Credit Agreement, dated as of August 6, 2003, among JohnsonDiversey, Inc., JohnsonDivery Canada, Inc., Johnson Diversey Holdings II B.V. and Johnson Professional Co., Ltd, as borrowers, JohnsonDiversey Holdings, Inc. and Citicorp USA, Inc., as administrative agent.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   JOHNSONDIVERSEY, INC.
                                   (a Delaware Corporation)



                                   By:   /s/ Michael J. Bailey
                                        ----------------------------------------
                                        Name:  Michael J. Bailey
                                        Title: Executive Vice President and
                                               Chief Financial Officer

Dated:  August 14, 2003

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                                  EXHIBIT INDEX
                                  -------------

     Exhibit
     Number    Description
     ------    -----------

      99.1 Amendment No. 1 to the Credit Agreement, dated as of August 6, 2003, among JohnsonDiversey, Inc., JohnsonDiversey Canada, Inc., Johnson Diversey Holdings II B.V. and Johnson Professional Co., Ltd, as borrowers, JohnsonDiversey Holdings, Inc. and Citicorp USA, Inc., as administrative agent.